EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-4 Registration Statement under the Securities Act of 1933.


                                              Arthur Andersen LLP



Baltimore, Maryland
October 7, 1997